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                                                              EXHIBIT 10.18(a)

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT, dated as of the 28th day of January, 1997, between the person whose name and address appear on the signature page attached hereto (individually a "Holder" or collectively with the holders of the Units issued in the Offering, each as defined below, the "Holders") and Marine Management Systems, Inc., a company incorporated under the laws of the State of Delaware, having its principal place of business at 470 West Avenue, Stamford, CT 06902 (the "Company").


                              W I T N E S S E T H:


                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holders are purchasing from the Company an aggregate of up to 7 units (the "Units"), each Unit consisting of (i) 10,000 shares (the "Bridge Shares") of the common stock, par value $.002 per share, of the Company (the "Common Stock") and (ii) a non-negotiable 9% promissory note of the Company in the principal amount of $50,000, all upon the terms set forth in the Confidential Private Offering Memorandum of the Company dated January 13, 1997 (the "Bridge Financing");

                  WHEREAS, the Company has entered into a Letter of Intent with Whale Securities Co., L.P. ("Whale") in connection with a proposed initial public offering of the securities of the Company to be underwritten by Whale (the "Proposed IPO") and intends to prepare and file a registration statement relating to the Proposed IPO (the "Proposed IPO Registration Statement"), and to use its best efforts to see that such registration statement is declared effective, within twelve months following the closing date of the Bridge Financing (the "Bridge Closing"); and

                  WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the Bridge Shares and the Penalty Shares (as defined below), if any (collectively, the "Registrable Securities");

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  1.  Mandatory Registration of the Registrable Securities.
                        (a) The Company will include the Bridge Shares in a registration statement which the Company will (i) prepare and file with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act") and (ii) use its best efforts to have declared effective by the SEC within 15 months following the date a registration statement relating to the initial public offering of the Company's securities (the "IPO") is declared effective by the SEC (the "IPO Effective Date"), so as to permit the public trading of the Bridge Shares commencing no later than 15 months following the IPO Effective Date (the "Post-IPO Registration Statement"). At the Company's option, the Post-IPO Registration Statement may include securities other than Registrable Securities.


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                        (b) If the Post-IPO Registration Statement is not
declared effective by the SEC within 15 months following the IPO Effective Date, then, commencing on the first day of the sixteenth month following the IPO Effective Date, the Company shall (i) issue to each holder of Registrable Securities, on the first day of each month that any of the Registrable Securities continue not to be publicly tradeable pursuant to an effective registration statement under the Act, such number of additional shares of Common Stock as is equal to 10% of the total number of Registrable Securities held by such holder (any additional shares of Common Stock issued pursuant to this Section 1(b) are referred to herein as the "Penalty Shares") and (ii) include the Penalty Shares as well as the Bridge Shares in, and continue to use its best efforts to cause the SEC to promptly declare the effectiveness of, the Post-IPO Registration Statement so as to permit the public trading of the Registrable Securities pursuant thereto. Notwithstanding the foregoing, in the event, and during such time as, the effectiveness of the Post-IPO Registration Statement is delayed due to unforeseen reasons beyond the Company's control, the Company shall not be obligated to issue Penalty Shares to the Holder during any consecutive 12-month period commencing on the 16th month following the IPO Effective Date which are equal to more than 25% of the Holder's original Bridge Shares.

                        (c) The Holders agree that they will not sell or otherwise transfer any of their Registrable Securities pursuant to the Post-IPO Registration Statement or otherwise, until: (i) twelve months following the effective date of the Proposed IPO Registration Statement (or such longer period as The Nasdaq Stock Market, Inc. may require in connection with the Proposed
IPO) or (ii) if the Proposed IPO is not consummated prior to the first anniversary of the Bridge Closing, the first anniversary of such Bridge Closing.

                        (d) Once the Post-IPO Registration Statement covering the Registrable Securities pursuant to the provisions of this Section 1 is declared effective by the SEC, the Company will use its best efforts to maintain the effectiveness of such Post-IPO Registration Statement or another registration statement covering, and permitting the public trading of, the unsold Registrable Securities (collectively, the "Mandatory Registration Statement") until the earlier date to occur (the "Release Date") of (i) the date that all of the Registrable Securities have been publicly sold pursuant to the Mandatory Registration Statement, and (ii) the date that the holders of the unsold Registrable Securities receive an opinion of counsel to the Company that all of the unsold Registrable Securities, other than securities held by "affiliates" of the Company, as such term is defined in Rule 144 of the Act, may be publicly traded without statutory limitation as to quantity or timing and without registration under the Act, pursuant to Rule 144K of the Act or otherwise. If the Company fails to keep the Mandatory Registration Statement continuously effective during such period, then the Company shall, promptly upon the request of the Holders of at least 51% of the unsold Registrable Securities, use its best efforts to update the Mandatory Registration Statement or file a new registration statement covering the unsold Registrable Securities, subject to the terms and provisions hereof, and, in the event the Company fails to do so within 90 days after receipt of such request, the Company shall issue to the Holder, on one occasion only, such number of additional shares of Common Stock as is equal to one-quarter of the number of shares comprising the unsold Registrable Securities held by such Holder (subject to adjustment for stock splits, stock dividends or recapitalizations), without further consideration, and the Company shall be obligated to cause such additional shares, as well as the Registrable Securities remaining unsold, to be registered promptly under the Act, subject to the terms and provisions hereof.

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                  2. Piggyback Registration. If at any time following the IPO
Effective Date and prior to the Release Date, the Company proposes to prepare and file a registration statement under the Act with the SEC covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders, it will give written notice of its intention to do so by registered mail ("Notice"), at least thirty (30) business days prior to the filing of each such registration statement, to the Holders. Upon the written request of a Holder (a "Requesting Holder"), made within twenty (20) business days after the date of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in such proposed registration statement, the Company shall use its best efforts to cause such registration statement (a "Piggyback Registration Statement") to be declared effective under the Act by the SEC so as to permit the public sale of the Requesting Holder's Registrable Securities pursuant thereto; provided, however, that if the proposed registration statement relates to an underwritten offering and in the written opinion of the Company's managing underwriter for such offering the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register.

                        If securities are proposed to be offered for sale pursuant to such Piggyback Registration Statement by other security holders of the Company and the total number of securities to be offered by the Requesting Holders and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above), the aggregate number of Registrable Securities to be offered by Requesting Holders pursuant to such Piggyback Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Requesting Holders) as the original number of Registrable Securities proposed to be sold by the Requesting Holders bears to the total original number of securities proposed to be offered by the Requesting Holders and the other selling security holders.

                        Notwithstanding the provisions of this Section 2 the Company shall have the right, at any time after it shall have given Notice pursuant to this Section 2 (irrespective of whether any written request for inclusion of Registrable Securities shall have already been made), to elect not to file any Piggyback Registration Statement or to withdraw the same after the filing but prior to the effective date thereof.

                  3. Additional Terms.

                        (a) If any stop order shall be issued by the SEC in connection with a Mandatory Registration Statement or, following its effectiveness, a Piggyback Registration Statement (collectively referred to herein as the "Bridge Registration Statement") the Company will use its best efforts to obtain the removal of such order. Following the effective date of the Bridge Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Bridge Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Act, and other documents necessary

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or incidental to the registration and public offering of the Registrable
Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Registrable Securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the Holders of such securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to general service of process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such securities, as the Company may reasonably request.


                        (b) The Company shall bear the entire cost and expense of each registration of the Registrable Securities provided for herein; provided, however, that the Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

                        (c) The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Bridge Registration Statement, any other registration statement filed by the Company under the Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls either the Holder or underwriter within the meaning of the Act and each officer, director, employee and agent of the Holder and underwriter; provided, however, that the indemnification in this paragraph (c) with respect to any prospectus shall not inure to the benefit of the Holder or underwriter (or to the benefit of any person controlling the Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or the underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder or underwriter by the Company prior to the subject sale and the subsequent Prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale.

                        (d) The Holder or underwriter or other person, as the case may be, shall indemnify the Company, its directors, each officer signing the Bridge Registration Statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Bridge Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state

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therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

                        (e) If for any reason the indemnification provided for in the preceding subparagraphs is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

                        (f) Neither the filing of a Bridge Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell the Holder's Registrable Securities.

                        (g) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Bridge Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities pursuant to such registration statement until the Holder receives a copy of the amended Bridge Registration Statement or supplemented prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

                  4. Governing Law.

                        (a) The Registrable Securities are being, and will be, delivered in New York. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.


                        (b) The Company and the Holder each (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement, or any other agreement entered into between the Company and the Holder pursuant to the Bridge Financing or the Bridge Registration Statement shall be instituted exclusively in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which the Company or such Holder may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Holder each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company or the Holder mailed

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by certified mail to the Company at the address set forth above, in the case of the Company, and to the Holder's address, in the case of the Holder, shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding.

                  5. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

                  6. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

                  7. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                  8. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or five days after such notice is mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

                  If to the Holder, to his or her address set forth on the signature page of this Agreement.

                  If to the Company, to the address set forth on the first page of this Agreement.

                  9. Binding Effect; Benefits. The Holder may not assign his or her rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

                  10. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

                  11. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.


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                  IN WITNESS WHEREOF, this Agreement has been executed and
delivered by the parties hereto as of the date first above written.

                                         MARINE MANAGEMENT SYSTEMS, INC.


                                         By:____________________________________
                                                Name:
                                                Title:

                                            HOLDER:

                                            ----------------------------------
                                                        Signature

                                            ---------------------------------
                                                        Print Name

                                            Address of Holder:

                                            ----------------------------------

                                            ----------------------------------

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